Exhibit 99.2 Quarterly Financial Supplement Q3 2019 October 31, 2019 © 2019 Fannie Mae. Trademarks of Fannie Mae.

DRAFT ▪ Some of the terms and other information in this presentation are defined and discussed more fully in Fannie Mae’s Form 10-Q for the quarter ended September 30, 2019 ("Q3 2019 Form 10-Q") and Form 10-K for the year ended December 31, 2018 (“2018 Form 10-K”). This presentation should be reviewed together with the Q3 2019 Form 10-Q and the 2018 Form 10-K, which are available at www.fanniemae.com in the “About Us—Investor Relations— SEC Filings” section. Information on or available through the company's website is not part of this supplement. ▪ Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although we generally consider this information reliable, we do not independently verify all reported information. ▪ Due to rounding, amounts reported in this presentation may not add to totals indicated (or 100%). ▪ Unless otherwise indicated, data labeled as "YTD 2019" is as of September 30, 2019 or for the first nine months of 2019. Data for prior years is as of December 31 or for the full year indicated. ▪ Note references are to endnotes, appearing on pages 22 to 25. ▪ Terms used in presentation Amortized OLTV ratio: amortized origination loan-to-value ratio, which refers to the current unpaid principal balance of a loan at period end, divided by the home price at origination of the loan CAS: Connecticut Avenue Securities® CIRT™: Credit Insurance Risk Transfer™ CRT: credit risk transfer DSCR: debt service coverage ratio DTI ratio: Debt-to-income ("DTI") ratio refers to the ratio of a borrower’s outstanding debt obligations (including both mortgage debt and certain other long-term and significant short-term debts) to that borrower’s reported or calculated monthly income, to the extent the income is used to qualify for the mortgage. DUS®: Fannie Mae’s Delegated Underwriting and Servicing program GDP: U.S. Gross Domestic Product HARP®: Home Affordable Refinance Program, which allowed eligible Fannie Mae borrowers with high LTV ratio loans to refinance into more sustainable loans. HomeReady®: Low down payment mortgage designed for creditworthy low-income borrowers. For additional information, see https:// www.fanniemae.com/singlefamily/homeready. LTV ratio: loan-to-value ratio MSA: metropolitan statistical area MTMLTV ratio: mark-to-market loan-to-value ratio, which refers to the current unpaid principal balance of a loan at period end, divided by the estimated current home price at period end OLTV ratio: origination loan-to-value ratio, which refers to the unpaid principal balance of a loan at the time of origination of the loan, divided by the home price at origination of the loan Refi Plus™: our Refi Plus initiative, which offered refinancing flexibility to eligible Fannie Mae borrowers. REO: real estate owned TCCA: Temporary Payroll Tax Cut Continuation Act of 2011 UPB: unpaid principal balance © 2019 Fannie Mae. Trademarks of Fannie Mae. Q3 2019 Financial Supplement 1

DRAFT Table of Contents Financial Overview Corporate Financial Highlights 4 Market Liquidity 5 Key Market Economic Indicators 6 Net Worth, Treasury Funding and Senior Preferred Stock Dividends 7 Single-Family Business Single-Family Highlights 9 Certain Credit Characteristics of Single-Family Conventional Loan Acquisitions 10 Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business 11 Single-Family Credit Risk Transfer 12 Single-Family Problem Loan Statistics 13 Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business 14 Single-Family Cumulative Default Rates 15 Multifamily Business Multifamily Highlights 17 Certain Credit Characteristics of Multifamily Loan Acquisitions 18 Certain Credit Characteristics of Multifamily Guaranty Book of Business 19 Multifamily Serious Delinquency Rates and Credit Losses 20 Endnotes Financial Overview Endnotes 22 Single-Family Business Endnotes 23 Multifamily Business Endnotes 25 © 2019 Fannie Mae. Trademarks of Fannie Mae. Q3 2019 Financial Supplement 2

DRAFT Financial Overview © 2019 Fannie Mae. Trademarks of Fannie Mae.

Corporate Financial Highlights

Summary of Q3 2019 Financial Results

($) in millions	Q3 2019	Q2 2019	Variance
Net interest income	**$5,229**	$5,150	$79
Fee and other income	**402**	246	156
Net revenues	**5,631**	5,396	235
Investment gains, net	**253**	461	(208)
Fair value losses, net	**(713)**	(754)	41
Administrative expenses	**(749)**	(744)	(5)
Credit-related income			
Benefit for credit losses	**1,857**	1,225	632
Foreclosed property expense	**(96)**	(128)	32
Total credit-related income	**1,761**	1,097	664
Temporary Payroll Tax Cut Continuation Act of 2011 (TCCA) fees	**(613)**	(600)	(13)
Other expenses, net	**(571)**	(535)	(36)
Income before federal income taxes	**4,999**	4,321	678
Provision for federal income taxes	**(1,036)**	(889)	(147)
Net income	**$3,963**	$3,432	$531
Total comprehensive income	**$3,977**	$3,365	$612

Sources of Net Interest Income and Retained Mortgage Portfolio Balance



% Net Interest Income
100%
80%
60%
40%
20%
0%
$600
$500
$400
$300
$200
$100
$0
Retained Mortgage Portfolio ($) Billions
$345.1
$272.4
$230.8
$179.2
$177.0
2015
2016
2017
2018
YTD 2019
% Net interest income from portfolios
% Net interest income from guaranty book of business[1]
Retained mortgage portfolio, at end of period

Key Highlights

- Fannie Mae reported net income of $4.0 billion for the third quarter of 2019, reflecting the strength of the company's underlying business fundamentals. This compares to net income of $3.4 billion for the second quarter of 2019.
- The increase in net income in the third quarter of 2019 was driven primarily by increases in credit-related income and net revenues, partially offset by a decrease in investment gains during the quarter.

© 2019 Fannie Mae. Trademarks of Fannie Mae.

Q3 2019 Financial Supplement 4

DRAFT Market Liquidity Key Highlights: Liquidity Provided Q3 2019 Providing Liquidity to the Mortgage Market 3.5M Fannie Mae provided over $212 billion in liquidity to the mortgage market in the third quarter of 2019, through its purchases of loans and guarantees of loans and securities, which enabled the financing of approximately 915,000 single- family home purchases, single-family refinancings, or multifamily rental units. 3.0M Unpaid Principal 0.7M Balance Units 0.8M 2.5M 0.6M 396K Single-Family 0.8M $104.6B Home Purchases 2.0M 1.1M 0.5M 1.0M 1.2M 1.5M $89.7B 325K Single-Family Refinances 1.2M 0.9M 1.0M 1.4M $18.0B 194K Multifamily 1.2M Rental Units 0.5M 1.0M 0.7M 0.6M 0.0M 2015 2016 2017 2018 YTD 2019 Rental Units Home Purchases Refinancings © 2019 Fannie Mae. Trademarks of Fannie Mae. Q3 2019 Financial Supplement 5

DRAFT Key Market Economic Indicators U.S. GDP Growth Rate and Benchmark Interest Rates Unemployment Rate(3) 4.72% 7% 3.83% ) 6% 3.81% 3.64% d 5.0% 3.42% n e 4.7% 5% d 4.1% 2.97% o 3.9% i 2.61% r 4% 3.5% e 2.36% 3.06% p f o 3% 2.33% s a ( 2.9% 2.9% 2% e 2.4% 1.59% 1.66% t a R 1% 1.6% 1.7% 0% 9/30/2016 9/30/2017 9/30/2018 9/30/2019 2015 2016 2017 2018 YTD 2019 30-year FRM rate(2) 10-year Treasury rate 30-year Fannie Mae MBS par coupon rate U.S. Unemployment rate Annualized U.S. GDP Growth rate (4) One Year Price Change as of Q3 2019 (4) United States 4.7% Single-Family Home Price Growth Rate 8% h t 6.0% 5.6% w 5.4% o 6% r 4.5% 4.7% G e c i 4% r P e m 2% o H 0% 2015 2016 2017 2018 YTD 2019 Top 10 States by UPB(4) Share of Single-Family State Home Price Conventional Guaranty State Growth Rate Book CA 3.05% 19.1% TX 3.70% 6.5% FL 5.64% 5.8% NY 4.05% 4.9% WA 5.35% 3.8% IL 2.63% 3.5% NJ 2.72% 3.5% VA 3.91% 3.4% State Growth Rate: 0.0 to 4.9% 5.0 to 9.9% 10% and above CO 5.10% 3.1% PA 5.41% 3.0% © 2019 Fannie Mae. Trademarks of Fannie Mae. Q3 2019 Financial Supplement 6

DRAFT Net Worth, Treasury Funding and Senior Preferred Stock Dividends Net Worth and Treasury Funding Commitment Dividend Payments and Draws (Dollars in billions) (Dollars in billions) $181.4 $119.8 $113.9 $10.3 As of September 30, 2019 As of September 30, 2019 Net worth Cumulative dividend payments to Treasury(5) Remaining Treasury funding commitment Cumulative draws from Treasury(6) © 2019 Fannie Mae. Trademarks of Fannie Mae. Q3 2019 Financial Supplement 7

DRAFT Single-Family Business © 2019 Fannie Mae. Trademarks of Fannie Mae.

Single-Family Highlights

Q3 2019

$4,484M
Net interest income

$198M
Investment gains, net

$(719)M
Fair value losses, net

$1,747M
Credit-related income

$3,323M
Net income

Single-Family Conventional Loan Acquisitions[1]



$200
$150
$100
$50
$0
UPB ($) Billions
Basis Points
60
50
40
30
20
10
0
49.7
48.5
50.4
46.7
45.9
$122
$101
$85
$128
$194
$35
$31
$29
$49
$90
$87
$70
$56
$79
$104
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Refinance
Purchase
Average charged guaranty fee on new single-family conventional acquisitions, net of TCCA[2]

Single-Family Conventional Guaranty Book of Business[1]



$4,000
$3,000
$2,000
$1,000
$0
UPB ($) Billions
Basis Points
50
40
30
20
10
0
42.8
43.0
43.3
43.4
43.5
$2,889
$2,900
$2,904
$2,907
$2,924
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Average charged guaranty fee on single-family conventional guaranty book, net of TCCA[2]
Average UPB outstanding of single-family conventional guaranty book

Q3 2019 Market Share: New Single-Family Mortgage-Related Securities Issuances



Private-label securities
3%
Ginnie Mae
31%
Fannie Mae
39%
Freddie Mac
27%

Key Highlights

- Single-Family net income was $3.3 billion in the third quarter of 2019, compared with $2.9 billion in the second quarter of 2019. The increase in net income was due primarily to an increase in credit-related income driven primarily by an enhancement to the company's model used to estimate cash flows for individually impaired single-family loans within the company's allowance for loan losses, partially offset by a decrease in investment gains.
- The average single-family conventional guaranty book of business increased by $17 billion during the third quarter of 2019, while the average charged guaranty fee (net of TCCA fees) on the single-family conventional guaranty book of business increased slightly from 43.4 basis points as of June 30, 2019 to 43.5 basis points as of September 30, 2019.

© 2019 Fannie Mae. Trademarks of Fannie Mae.

Q3 2019 Financial Supplement 9

Certain Credit Characteristics of Single-Family Conventional Loan Acquisitions

Certain Credit Characteristics of Single-Family Conventional Loans by Acquisition Period

Categories are not mutually exclusive	Q3 2018	Q4 2018	Full Year 2018	Q1 2019	Q2 2019	Q3 2019
Total Unpaid Principal Balance (UPB) ($B)	$122.3	$101.1	$446.1	$85.0	$128.1	**$194.3**
Weighted Average Origination LTV (OLTV) Ratio	78%	78%	77%	78%	78%	**77%**
OLTV Ratio > 95%	8%	9%	8%	10%	8%	**7%**
Weighted Average FICO® Credit Score[3]	743	742	743	742	746	**751**
FICO Credit Score < 680[3]	11%	11%	11%	11%	8%	**6%**
DTI Ratio > 45%[4]	25%	26%	25%	25%	20%	**17%**
Fixed-rate	98%	99%	98%	98%	99%	**100%**
Owner Occupied	89%	89%	89%	90%	91%	**93%**
HomeReady®[5]	8%	9%	7%	9%	9%	**7%**

YTD 2019 Acquisition Credit Profile by Certain Loan Features

	OLTV Ratio >95%	HomeReady®[5]	FICO Credit Score < 680[3]	DTI Ratio > 45%[4]
Total Unpaid Principal Balance (UPB) ($B)	$31.5	$32.3	$32.7	$79.9
Weighted Average Origination LTV (OLTV) Ratio	97%	91%	76%	78%
OLTV Ratio > 95%	100%	41%	9%	8%
Weighted Average FICO® Credit Score[3]	735	737	656	740
FICO Credit Score < 680[3]	9%	10%	100%	9%
DTI Ratio > 45%[4]	21%	31%	23%	100%
Fixed-rate	100%	100%	100%	99%
Owner Occupied	100%	100%	95%	91%
HomeReady®[5]	42%	100%	10%	12%

Origination Loan-to-Value Ratio


Weighted Average OLTV Ratio
100%
80%
60%
40%
20%
0%
25%
20%
15%
10%
5%
0%
% OLTV > 95%
75%
74%
75%
77%
77%
2.6%
2.8%
4.9%
7.5%
7.7%
2015
2016
2017
2018
YTD 2019
% OLTV > 95%
Weighted Average OLTV Ratio

FICO Credit Score[3]


Weighted Average FICO Credit Score
800
600
400
200
0
25%
20%
15%
10%
5%
0%
% FICO Credit Score < 680
748
750
745
743
747
10.1%
8.7%
10.6%
11.2%
8.0%
2015
2016
2017
2018
YTD 2019
% FICO Credit Score < 680
Weighted Average FICO Credit Score

Acquisitions by Loan Purpose


Share of Acquisitions
100%
80%
60%
40%
20%
0%
19%
30%
45%
19%
33%
44%
22%
20%
56%
22%
12%
65%
19%
22%
59%
2015
2016
2017
2018
YTD 2019
Refi Plus[6] including HARP
Other Refinance
Cash-out Refinance
Purchase

© 2019 Fannie Mae. Trademarks of Fannie Mae.

Q3 2019 Financial Supplement 10

Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business

Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year and Loan Features(1)(7)

As of September 30, 2019

		Origination Year						Certain Loan Features				
Categories are not mutually exclusive	Overall Book	2004 & Earlier	2005-2008	2009-2016	2017	2018	2019	OLTV Ratio > 95%	Home-Ready®(5)	FICO Credit Score < 680(3)	Refi Plus(6) Including HARP	DTI Ratio > 45%(4)
Total Unpaid Principal Balance (UPB) ($B)	$2,940.1	$68.9	$115.1	$1,672.3	$385.7	$357.4	$340.6	$205.7	$83.3	$321.0	$293.9	$420.9
Average UPB	$172,566	$71,010	$119,393	$162,520	$210,276	$218,908	$253,093	$161,930	$187,162	$142,856	$129,439	$179,388
Share of Single-Family Conventional Guaranty Book	100%	2%	4%	57%	13%	12%	12%	7%	3%	11%	10%	15%
Share of Loans with Credit Enhancement(8)	49%	7%	17%	44%	70%	76%	45%	64%	91%	42%	10%	43%
Serious Delinquency Rate(9)	0.68%	2.53%	4.24%	0.38%	0.34%	0.25%	0.02%	1.37%	0.36%	2.58%	0.67%	1.30%
Weighted Average Origination LTV (OLTV) Ratio	76%	74%	76%	75%	76%	78%	77%	108%	90%	78%	86%	77%
OLTV Ratio > 95%	7%	6%	9%	7%	6%	9%	8%	100%	42%	12%	30%	12%
Amortized OLTV Ratio(10)	67%	51%	63%	63%	72%	76%	77%	96%	88%	70%	70%	69%
Weighted Average Mark-to-Market LTV Ratio(11)	56%	35%	58%	48%	65%	72%	76%	76%	82%	59%	50%	60%
Weighted Average FICO Credit Score(3)	746	700	695	752	745	741	747	725	736	647	730	730
FICO Credit Score < 680(3)	11%	36%	39%	9%	10%	12%	8%	19%	11%	100%	21%	18%
Fixed-rate	98%	89%	93%	98%	98%	98%	99%	100%	100%	99%	99%	98%

Mark-to-Market Loan-to-Value (MTMLTV) Ratio(11)



Weighted Average MTMLTV
70%
60%
50%
40%
30%
20%
10%
0%
% MTMLTV > 100%
10%
8%
6%
4%
2%
0%
62%
60%
58%
57%
56%
3.3%
1.9%
1.0%
0.5%
0.3%
2015
2016
2017
2018
YTD 2019
% MTMLTV > 100%
Weighted Average MTMLTV

FICO Credit Score(3)



Weighted Average FICO Credit Score
800
600
400
200
0
% FICO Credit Score < 680
25%
20%
15%
10%
5%
0%
744
745
745
746
746
12.7%
12.2%
11.8%
11.4%
10.9%
2015
2016
2017
2018
YTD 2019
% FICO Credit Score < 680
Weighted Average FICO Credit Score

Serious Delinquency Rate by Vintage(9)



Serious Delinquency Rate
8%
6%
4%
2%
0%
7.60%
6.39%
6.55%
4.61%
4.24%
3.06%
2.82%
3.28%
2.69%
2.53%
1.55%
1.20%
1.24%
0.76%
0.68%
0.36%
0.36%
0.53%
0.33%
2015
2016
2017
2018
YTD 2019
2009-2019
Total Single-Family Conventional Guaranty Book of Business
2005-2008
2004 and Prior

© 2019 Fannie Mae. Trademarks of Fannie Mae.

Q3 2019 Financial Supplement 11

Single-Family Credit Risk Transfer

Single-Family Credit Risk Transfer



UPB ($) Billions
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
% Single-Family Conventional Guaranty Book
50%
40%
30%
20%
10%
0%
38%
39%
42%
42%
41%
$1,093
$1,143
$1,210
$1,218
$1,213
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
% Single-family conventional guaranty book in a CRT transaction
UPB outstanding of single-family loans in a CRT transaction[14]

Single-Family Loans with Credit Enhancement

Credit Enhancement Outstanding UPB in ($) Billions	2017 Outstanding UPB	2017 % of Book[15] Outstanding	2018 Outstanding UPB	2018 % of Book[15] Outstanding	YTD 2019 Outstanding UPB	YTD 2019 % of Book[15] Outstanding
Primary mortgage insurance & other[12]	$566	20%	$618	21%	**$644**	**22%**
Connecticut Avenue Securities® (CAS)[13]	$681	24%	$798	27%	**$816**	**28%**
Credit Insurance Risk Transfer™ (CIRT™)[14]	$181	6%	$243	8%	**$263**	**9%**
Lender risk-sharing[13]	$65	2%	$102	4%	**$135**	**4%**
(Less: loans covered by multiple credit enhancements)	($335)	(12%)	($394)	(13%)	**($413)**	**(14%)**
Total single-family loans with credit enhancement	$1,158	40%	$1,367	47%	**$1,445**	**49%**

Single-Family Credit Risk Transfer Issuance



UPB ($) Billions
$400
$300
$200
$100
$0
$32
$27
2013
$233
$222
2014
$239
$189
$40
2015
$331
$240
$76
2016
$410
$44
$265
$102
2017
$338
$45
$206
$86
2018
$223
$49
$124
$50
YTD 2019
Lender risk-sharing
Connecticut Avenue Securities
Credit Insurance Risk Transfer

© 2019 Fannie Mae. Trademarks of Fannie Mae.

Q3 2019 Financial Supplement 12

DRAFT Single-Family Problem Loan Statistics Single-Family Serious Delinquency Rate by State as of September 30, 2019(9) Top 10 States by UPB Serious Average Delinquency Months to State Rate(9) Foreclosure(16) CA 0.32% 20 TX 0.52% 20 FL 0.87% 44 NY 1.24% 66 WA 0.35% 28 IL 0.92% 21 NJ 1.21% 40 VA 0.50% 16 CO 0.24% 17 PA 0.94% 24 State SDQ Rate: Less than 0.51% 0.51% to 1.00% 1.01% to 2.00% 2.01% to 3.00% 3.01% and above Single-Family Loan Workouts Single-Family REO Ending Inventory 122.3K 70K 118.1K ) s 120K d n $30 103.5K a 60K 100.6K s u 100K o y h 57K r T o 50K ( t s $20.8 n n s t e o i u $19.0 80K v l l o n i $20 $17.5 40K I $16.7 k B $4.2 r $1.1 g o ) n 38K i $ 60K W ( $3.1 $2.1 d 30K n n B 44.1K a E P o U O 40K L 26K f $10 $7.2 E 20K o $17.9 R $16.6 r 20K $14.4 $14.6 $0.5 e 18K 20K b 10K m $6.7 u N $0 0K 0K 2015 2016 2017 2018 YTD 2019 2015 2016 2017 2018 YTD 2019 Foreclosure Alternatives(17) Total Loan Workouts Single-Family REO Ending Inventory Home Retention Solutions(18) © 2019 Fannie Mae. Trademarks of Fannie Mae. Q3 2019 Financial Supplement 13

DRAFT Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business (19) % of Single-Family Conventional Guaranty Book of Business(15) % of Single-Family Credit Losses For the Period Ended Certain Product Features Categories are not mutually exclusive 2015 2016 2017 2018 YTD 2019 2015 2016 2017 2018 YTD 2019 Alt-A(20) 3.7% 3.1% 2.5% 1.9% 1.6% 29.3% 24.9% 21.9% 22.4% 18.1% Interest Only 2.1% 1.7% 1.2% 0.8% 0.6% 18.0% 12.2% 15.7% 15.4% 12.7% Origination LTV Ratio >95% 7.6% 6.9% 6.6% 6.8% 7.0% 11.1% 15.2% 16.9% 14.9% 15.6% FICO Credit Score < 680 and OLTV Ratio > 95%(3) 1.9% 1.7% 1.6% 1.4% 1.3% 6.2% 8.1% 8.7% 8.7% 9.2% FICO Credit Score < 680(3) 12.7% 12.2% 11.8% 11.4% 10.9% 42.5% 48.7% 45.4% 46.3% 42.7% Refi Plus including HARP 17.6% 15.4% 13.2% 11.4% 10.0% 7.8% 14.0% 15.9% 13.2% 14.7% Vintage 2015 2016 2017 2018 YTD 2019 2015 2016 2017 2018 YTD 2019 2009 - YTD 2019 85% 87% 90% 92% 94% 10% 19% 23% 20% 25% 2005 - 2008 10% 8% 6% 5% 4% 78% 65% 65% 66% 64% 2004 & Prior 5% 5% 4% 3% 2% 12% 16% 12% 14% 11% % of YTD 2019 Single-Family % of Single-Family Conventional Guaranty Book of Credit Losses by State(19)(21) Business by State as of September 30, 2019 4.9% 9.3% 3.5% 3.5% 9.5% 5.8% 10.3% $1.5B 48.3% $2.9T 19.1% 63.2% 12.5% 10.1% All Other States Florida New Jersey All Other States Florida New Jersey California Illinois New York California Illinois New York © 2019 Fannie Mae. Trademarks of Fannie Mae. Q3 2019 Financial Supplement 14

DRAFT Single-Family Cumulative Default Rates Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year(22) 2007 16% 2006 14% 12% e t a 10% R t 2005 l u a f e D 8% e v i t a l u 2008 m 6% u C 2004 4% 2% 2012 2011 2010 2009 0% 1 1 7 5 5 3 3 2 2 4 4 6 9 8 0 r 1 r r 1 r r r r r 1 1 1 r 1 r r r r r Y Y Y Y Y Y Y Y r Y Y Y Y Y Y Y Time Since Beginning of Origination Year 2004 2005 2006 2007 2008 2009* 2010* 2011* 2012* 2013* 2014* 2015* 2016* 2017* 2018* 2019* * As of September 30, 2019, cumulative default rates on the loans originated in each individual year from 2009-2019 were less than 1% © 2019 Fannie Mae. Trademarks of Fannie Mae. Q3 2019 Financial Supplement 15

DRAFT Multifamily Business © 2019 Fannie Mae. Trademarks of Fannie Mae.

Multifamily Highlights

Q3 2019

$745M
Net interest income

$246M
Fee and other income

$6M
Fair value gains, net

$14M
Credit-related income

$640M
Net income

Multifamily Loan Acquisitions



UPB ($) Billions
$25
$20
$15
$10
$5
$0
$18.2
$21.4
$16.9
$17.2
$18.0
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Multifamily new business volume

Multifamily Guaranty Book of Business(1)



UPB ($) Billions
$400
$300
$200
$100
$0
Basis Points
80
70
60
50
40
30
20
10
0
77.0
75.4
74.1
73.3
71.9
$296.1
$305.9
$314.1
$322.6
$329.6
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Average charged guaranty fee on multifamily guaranty book of business, at end of period
UPB outstanding of multifamily guaranty book of business

Multifamily Credit Risk Transfer



UPB ($) Billions
$60
$50
$40
$30
$20
$10
$0
Share of Multifamily Guaranty Book
30%
25%
20%
15%
10%
5%
0%
$27.0
9%
$37.5
12%
$48.6
15%
$47.9
15%
$57.7
18%
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
% Multifamily guaranty book in a CIRT transaction
UPB outstanding of multifamily loans in a CIRT transaction

Key Highlights

- Multifamily net income was $640 million in the third quarter of 2019, compared with $561 million in the second quarter of 2019. The increase in net income for the third quarter of 2019 was attributable primarily to an increase in yield maintenance revenue driven by higher prepayment volumes.
- Nearly 100% of the company's new multifamily business volume in the first nine months of 2019 had lender risk-sharing, primarily through the company's Delegated Underwriting and Servicing (DUS®) program. To complement the company's lender loss sharing program through DUS, Fannie Mae also transfers a portion of the mortgage credit risk on multifamily loans in its multifamily guaranty book of business to insurers and reinsurers through multifamily CIRT transactions. On October 30, 2019, Fannie Mae also completed its first Multifamily Connecticut Avenue Securities (MCAS™) transaction.

© 2019 Fannie Mae. Trademarks of Fannie Mae.

Q3 2019 Financial Supplement 17

Certain Credit Characteristics of Multifamily Loan Acquisitions

Certain Credit Characteristics of Multifamily Loans by Acquisition Period[1]

Categories are not mutually exclusive	2015	2016	2017	2018	YTD 2019
Total Unpaid Principal Balance (UPB) ($B)	$42.4	$55.3	$67.1	$65.4	**$52.1**
Weighted Average Origination LTV (OLTV) Ratio	68%	68%	67%	65%	**66%**
Loan Count	2,869	3,335	3,861	3,723	**3,092**
% Lender Recourse[2]	99%	99%	100%	100%	**100%**
% DUS[3]	99%	99%	98%	99%	**100%**
% Full Interest-Only	20%	23%	26%	33%	**32%**
Weighted Average OLTV Ratio on Full Interest-Only Acquisitions	58%	57%	58%	58%	**58%**
Weighted Average OLTV Ratio on Non-Full Interest-Only Acquisitions	70%	71%	70%	68%	**69%**
% Partial Interest-Only[4]	57%	60%	57%	53%	**57%**

Origination Loan-to-Value Ratio[1]


Share of Acquisitions
100%
80%
60%
40%
20%
0%
52%
53%
59%
68%
66%
48%
47%
41%
32%
33%
2015
2016
2017
2018
YTD 2019
% Origination LTV less than or equal to 70%
% Origination LTV greater than 70% and less than or equal to 80%
% Origination LTV greater than 80%

Top 10 MSAs by YTD 2019 Acquisition UPB[1]


$1.2B
$1.2B
$1.4B
$1.5B
$2.2B
$2.2B
$2.3B
$2.4B
$2.4B
$3.5B
Share of Acquisitions: 38.9%
Total UPB: $20.3B
New York
Dallas
Los Angeles
Washington, D.C.
Atlanta
Houston
Phoenix
Chicago
Seattle
San Diego

Acquisitions by Note Type[1]


Share of Acquisitions
100%
80%
60%
40%
20%
0%
28%
24%
20%
11%
8%
72%
76%
80%
89%
92%
2015
2016
2017
2018
YTD 2019
Variable-rate
Fixed-rate

© 2019 Fannie Mae. Trademarks of Fannie Mae.

Q3 2019 Financial Supplement 18

Certain Credit Characteristics of Multifamily Guaranty Book of Business

Certain Credit Characteristics of Multifamily Guaranty Book of Business by Acquisition Year, Asset Class, or Targeted Affordable Segment(1)

As of September 30, 2019

Categories are not mutually exclusive	Overall Book	Acquisition Year: 2004 & Earlier	2005-2008	2009-2016	2017	2018	2019	Asset Class or Targeted Affordable Segment: Conventional / Co-op(5)	Seniors Housing(5)	Student Housing(5)	Manufactured Housing(5)	Privately Owned with Subsidy(6)
Total Unpaid Principal Balance (UPB) ($B)	$329.6	$4.5	$7.0	$139.6	$62.0	$64.3	$52.2	$287.3	$17.2	$13.4	$11.7	$36.7
Loan Count	27,332	908	3,459	12,691	3,522	3,658	3,094	24,894	697	641	1,101	3,671
Average UPB ($M)	$12.1	$5.0	$2.0	$11.0	$17.6	$17.6	$16.9	$11.5	$24.6	$20.9	$10.6	$10.0
Weighted Average Origination LTV Ratio	66%	72%	66%	67%	67%	65%	66%	66%	66%	67%	67%	69%
Weighted Average DSCR(7)	1.9	2.8	2.0	2.0	1.9	1.9	1.9	2.0	1.8	1.7	2.0	2.0
% of Multifamily Book	100%	1%	2%	42%	19%	20%	16%	87%	5%	4%	4%	11%
% Fixed rate	87%	14%	46%	90%	84%	90%	92%	89%	61%	84%	89%	74%
% Full Interest-Only	26%	26%	32%	20%	27%	34%	32%	28%	13%	22%	14%	23%
% Partial Interest-Only(4)	50%	5%	13%	47%	56%	53%	57%	49%	53%	67%	58%	35%
% Small Balance Loans(8)	48%	74%	92%	50%	30%	27%	28%	49%	12%	27%	49%	56%
% Lender Recourse(2)	98%	97%	81%	97%	100%	100%	100%	98%	100%	99%	100%	97%
% DUS(3)	98%	97%	85%	98%	97%	99%	100%	98%	98%	100%	100%	95%
Serious Delinquency Rate(9)	0.06%	0.00%	0.19%	0.05%	0.17%	0.02%	0.00%	0.07%	0.00%	0.00%	0.00%	0.06%

UPB by Maturity Year(1)



$0.4B
$6.3B
$10.8B
$16.7B
$17.9B
$277.5B
Share of Book of Business: 100%
Total UPB: $329.6B
2019
2020
2021
2022
2023
Other

Top 10 MSAs by UPB(1)



$8.2B
$8.4B
$27.6B
$8.5B
$9.1B
$10.0B
$21.0B
$10.8B
$13.4B
$15.6B
Share of Book of Business: 40.2%
Total UPB: $132.6B
New York
Los Angeles
Dallas
Washington, D.C.
Houston
Atlanta
Seattle
Phoenix
San Francisco
Chicago

Multifamily Guaranty Book of Business by Note Type(1)



Share of Book of Business
100%
80%
60%
40%
20%
0%
20%
80%
20%
80%
18%
82%
15%
85%
13%
87%
2015
2016
2017
2018
YTD 2019
Variable-rate
Fixed-rate

© 2019 Fannie Mae. Trademarks of Fannie Mae.

Q3 2019 Financial Supplement 19

DRAFT Multifamily Serious Delinquency Rates and Credit Losses DUS/Non-DUS Cumulative Credit Loss Rates by Acquisition Year Through YTD 2019(3)(10) 2.0% 1.5% 1.4% e t 1.2% a R 1.1% s 1.0% s o 1.0% 0.9% 0.9% L 0.8% t i 0.7% d e r C 0.5% 0.5% 0.4% 0.4% 0.3% 0.3% 0.2% 0.1% 0.1% —% —% —% —% —% —% —% —% —% —% —% —% 0.0% 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD 2019 DUS Credit Loss Rate Multifamily Total Credit Loss Rate Non-DUS Credit Loss Rate Serious Delinquency Rates(3)(9) Credit Loss (Benefit) Ratio(11) 1.4% 1.36% 6.0 1.2% 1.20% 4.0 e t 2.5 a 1.0% R 2.0 y 0.92% c s t n 0.6 e n 0.8% i u 0.71% o q (0.2) P n 0.0 i 0.63% s l 0.3 0.59% i e 0.6% s a D 0.55% B (0.7) s u 0.44% 0.56% o -2.0 i 0.50% r 0.4% e (2.3) S 0.39% 0.34% (2.7) 0.21% 0.21% 0.24% -4.0 0.2% 0.24% 0.15% 0.10% 0.11% 0.18% 0.05% 0.07% 0.05% 0.06% 0.06% 0.08% 0.08% 0.0% -6.0 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD 2019 2013 2014 2015 2016 2017 2018 YTD 2019 DUS Serious Delinquency Rate Multifamily Total Serious Delinquency Rate Non-DUS Serious Delinquency Rate © 2019 Fannie Mae. Trademarks of Fannie Mae. Q3 2019 Financial Supplement 20

DRAFT Endnotes © 2019 Fannie Mae. Trademarks of Fannie Mae.

DRAFT Financial Overview Endnotes (1) Guaranty fee income includes the impact of a 10 basis point guaranty fee increase implemented in 2012 pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011, the incremental revenue from which is remitted to Treasury and not retained by the company. (2) Refers to the U.S. weekly average fixed-rate mortgage rate according to Freddie Mac's Primary Mortgage Market Survey®. These rates are reported using the latest available data for a given period. (3) GDP growth is the quarterly series calculated by the Bureau of Economic Analysis for periods Q2 2019 and prior, and is subject to revision. GDP for Q3 2019 is based on Fannie Mae’s forecast. (4) Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of September 2019. Including subsequent data may lead to materially different results. Home price change is not seasonally adjusted. UPB estimates are based on data available through the end of September 2019, and the top 10 states are reported by UPB in descending order. (5) Aggregate amount of dividends we have paid to Treasury on the senior preferred stock from 2008 through September 30, 2019. Under the terms of the senior preferred stock purchase agreement, dividend payments we make to Treasury do not offset our prior draws of funds from Treasury. (6) Aggregate amount of funds we have drawn from Treasury pursuant to the senior preferred stock purchase agreement from 2008 through September 30, 2019. © 2019 Fannie Mae. Trademarks of Fannie Mae. Q3 2019 Financial Supplement 22

DRAFT Single-Family Business Endnotes (1) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae; (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized; and (c) other credit enhancements that we provide on single-family mortgage assets, such as long-term standby commitments. It excludes non-Fannie Mae single-family mortgage-related securities held in our retained mortgage portfolio for which we do not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. (2) Represents the sum of the average guaranty fee rate for the company's single-family conventional guaranty arrangements during the period plus the recognition of any upfront cash payments relating to these guaranty arrangements over an estimated average life at the time of acquisition. For the prior period, the methodology used to estimate average life at the time of acquisition has been updated. Excludes the impact of a 10 basis point guaranty fee increase implemented pursuant to the TCCA, the incremental revenue from which is remitted to Treasury and not retained by the company. (3) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (4) Excludes loans for which this information is not readily available. From time to time, we revise our guidelines for determining a borrower’s DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower’s total income; therefore, the DTI ratios we report may be higher than borrowers' actual DTI ratios. (5) Refers to HomeReady® mortgage loans, a low down payment mortgage product offered by the company that is designed for creditworthy low-income borrowers. HomeReady allows up to 97% loan-to-value ratio financing for home purchases. The company offers additional low down payment mortgage products that are not HomeReady loans; therefore, this category is not representative of all high LTV single-family loans acquired or in the single-family conventional guaranty book of business for the periods shown. See the “OLTV Ratio > 95%” category for information on the single-family loans acquired or in the single-family conventional guaranty book of business with origination LTV ratios greater than 95%. (6) "Refi Plus" refers to loans we acquired under our Refi PlusTM initiative, which offered refinancing flexibility to eligible Fannie Mae borrowers who were current on their loans and who applied prior to the initiative’s December 31, 2018 sunset date. Refi Plus had no limits on maximum LTV ratio and provided mortgage insurance flexibilities for loans with LTV ratios greater than 80%. (7) Calculated based on the aggregate unpaid principal balance of single-family loans for each category divided by the aggregate unpaid principal balance of loans in our single-family conventional guaranty book of business. Loans with multiple product features are included in all applicable categories. (8) Percentage of loans in our single-family conventional guaranty book of business, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for our compensation to some degree in the event of a financial loss relating to the loan. Because we include loans in reference pools for our Connecticut Avenue Securities and Credit Insurance Risk Transfer credit risk transfer transactions on a lagged basis, we expect the percentage of our 2019 single-family loan acquisitions with credit enhancements will increase in the future. (9) “Serious delinquency rate" refers to single-family conventional loans that are 90 days or more past due or in the foreclosure process in the applicable origination year, product feature, or state, divided by the number of loans in our single-family conventional guaranty book of business in that origination year, product feature, or state. (10) Amortized OLTV ratio is calculated based on the current UPB of a loan at period end, divided by the home price at origination of the loan. © 2019 Fannie Mae. Trademarks of Fannie Mae. Q3 2019 Financial Supplement 23

DRAFT Single-Family Business Endnotes (11) The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property at period end, which we calculate using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available. (12) Refers to loans included in an agreement used to reduce credit risk by requiring primary mortgage insurance, collateral, letters of credit, corporate guarantees, or other agreements to provide an entity with some assurance that it will be compensated to some degree in the event of a financial loss. Excludes loans covered by credit risk transfer transactions unless such loans are also covered by primary mortgage insurance. (13) Outstanding unpaid principal balance represents the underlying loan balance, which is different from the reference pool balance for CAS and some lender risk-sharing transactions. (14) Includes mortgage pool insurance transactions covering loans with an unpaid principal balance of approximately $7 billion at issuance and approximately $3 billion outstanding as of September 30, 2019. (15) Based on the unpaid principal balance (UPB) of the single-family conventional guaranty book of business as of period end. (16) Measured from the borrowers’ last paid installment on their mortgages to when the related properties were added to our REO inventory for foreclosures completed during the first nine months of 2019. Home Equity Conversion Mortgages insured by the Department of Housing and Urban Development are excluded from this calculation. (17) Consists of (a) short sales, in which the borrower, working with the servicer and Fannie Mae, sells the home prior to foreclosure for less than the amount owed to pay off the loan, accrued interest and other expenses from the sale proceeds and (b) deeds-in-lieu of foreclosure, which involve the borrower’s voluntarily signing over title to the property. (18) Consists of (a) modifications, which do not include trial modifications, loans to certain borrowers who have received bankruptcy relief that are accounted for as troubled debt restructurings, or repayment plans or forbearances that have been initiated but not completed; (b) repayment plans, reflects only those plans associated with loans that were 60 days or more delinquent; and (c) forbearances, not including forbearances associated with loans that were less than 90 days delinquent when entered. (19) Credit losses consist of (a) charge-offs net of recoveries and (b) foreclosed property expense (income). Percentages exclude the impact of recoveries that have not been allocated to specific loans. (20) For a description of our Alt-A loan classification criteria, refer to the glossary in Fannie Mae’s 2018 Form 10-K. We discontinued the purchase of newly originated Alt-A loans in 2009, except for those that represent the refinancing of a loan we acquired prior to 2009, which has resulted in our acquisitions of Alt-A mortgage loans remaining low and the percentage of the book of business attributable to Alt-A to continue to decrease over time. (21) Total amount of single-family credit losses includes those not directly associated with specific loans. Single-family credit losses by state exclude the impact of recoveries that have not been allocated to specific loans. (22) Defaults include loan foreclosures, short sales, sales to third parties at the time of foreclosure and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single- family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of September 30, 2019 is not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods. © 2019 Fannie Mae. Trademarks of Fannie Mae. Q3 2019 Financial Supplement 24

DRAFT Multifamily Business Endnotes (1) Our multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that we provide on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in our retained mortgage portfolio for which we do not provide a guaranty. Data reflects the latest available information. (2) Represents the percentage of loans with lender risk-sharing agreements in place, measured by unpaid principal balance. (3) Under the Delegated Underwriting and Servicing (DUS) program, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review. (4) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period. (5) See https://www.fanniemae.com/multifamily/products for definitions. Loans with multiple product features are included in all applicable categories. (6) The Multifamily Affordable Business Channel focuses on financing properties that are under an agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions. (7) Weighted average DSCR is calculated using the most recent property financial operating statements. When operating statement information is not available, the DSCR at the time of acquisition is used. If both are unavailable, the underwritten DSCR is used. Co-op loans are excluded from this metric. (8) In Q1 2019, the DUS program updated the definition of small multifamily loans to any loan with an original unpaid balance of up to $6 million nationwide. The updated definition has been applied to all loans in the current multifamily guaranty book of business, including loans that were acquired under the previous small loan definition. (9) Multifamily loans are classified as seriously delinquent when payment is 60 days or more past due. (10) Cumulative credit loss rate is the cumulative credit losses (gains) through September 30, 2019 on the multifamily loans that were acquired in the applicable period, as a percentage of the total acquired unpaid principal balance of multifamily loans in the applicable period. (11) Credit loss (benefit) ratio represents the credit loss or benefit for the period divided by the average unpaid principal balance of the multifamily guaranty book of business for the period. Credit benefits are the result of recoveries on previously charged-off amounts. Credit loss (benefit) ratio is annualized for the most recent period. © 2019 Fannie Mae. Trademarks of Fannie Mae. Q3 2019 Financial Supplement 25